================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  May 16, 2005


                              GLOBAL MATRECHS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-29204                   58-2153309
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


90 Grove Street, Suite 201 Ridgefield, Connecticut                 06877
    (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:            (203) 431-6665


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On May 16, 2005, Randolph A. Graves, Jr. resigned from his positions as Vice President and Director of Global Matrechs, Inc. (the "Company"). This action was not, to the knowledge of any executive officer of the Company, because of a disagreement on any matter relating to the Company's operations, policies or practices.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBAL MATRECHS, INC.


Date: May 19, 2005

                                       By: /s/ Michael Sheppard
                                           --------------------------
                                       Michael Sheppard
                                       President, Chief Executive Officer, Chief
                                       Operating Officer and Acting Chief
                                       Financial Officer




























                                       -3-